Summary of Significant Accounting Policies	12 Months Ended
Apr. 29, 2011
General Policies [Abstract]
Summary of Significant Accounting Policies

1. Summary of Significant Accounting Policies

Nature of Operations   Medtronic, Inc. (Medtronic or the Company) is the global leader in medical technology - alleviating pain, restoring health, and extending life for millions of people around the world. The Company provides innovative products and therapies for use by medical professionals to meet the health care needs of their patients. Primary products include those for cardiac rhythm disorders, cardiovascular disease, neurological disorders, spinal conditions and musculoskeletal trauma, urological and digestive disorders, diabetes, and ear, nose, and throat conditions.

The Company is headquartered in Minneapolis, Minnesota, and markets its products primarily through a direct sales force in the United States (U.S.) and a combination of direct sales representatives and independent distributors in international markets. The primary markets for products are the U.S., Western Europe, and Japan.

Principles of Consolidation   The consolidated financial statements include the accounts of Medtronic, Inc., and all of its subsidiaries. All significant intercompany transactions and accounts have been eliminated. U.S. generally accepted accounting principles (U.S. GAAP) are applied when determining whether an entity is subject to consolidation.

Fiscal Year-End   The Company utilizes a 52/53-week fiscal year, ending the last Friday in April. The Company's fiscal years 2011 and 2009 ended on April 29, 2011 and April 24, 2009, respectively, both of which were 52-week years. Fiscal year 2010 ended on April 30, 2010 and was a 53-week year.

Use of Estimates   The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying Notes. Actual results could differ materially from those estimates.

Cash Equivalents   The Company considers highly liquid investments with maturities of three months or less from the date of purchase to be cash equivalents. These investments are carried at cost, which approximates fair value.

Investments   Investments in marketable equity securities and debt securities that are classified and accounted for as available-for-sale at April 29, 2011 and April 30, 2010 include corporate debt securities, U.S. and foreign government and agency securities, certificates of deposit, mortgage-backed securities, other asset-backed securities, and auction rate securities. The Company invests in available-for-sale securities to promote business and strategic objectives. Available-for-sale debt securities are recorded at fair value in both short-term and long-term investments and marketable equity securities are recorded at fair value in long-term investments on the consolidated balance sheets. The change in fair value for available-for-sale securities is recorded, net of taxes, as a component of accumulated other comprehensive loss on the consolidated balance sheets.

Investments in securities that are classified and accounted for as trading securities at April 29, 2011 and April 30, 2010 include exchange-traded funds. Trading securities are recorded at fair value in long-term investments on the consolidated balance sheets. The Company's trading securities seek to offset changes in liabilities related to equity and other market risks of certain deferred compensation arrangements. The change in fair value for trading securities is recorded as a component of interest expense, net on the consolidated statements of earnings. Management determines the appropriate classification of its investments in debt and equity securities at the time of purchase and reevaluates such determinations at each balance sheet date.

Certain of the Company's investments in equity and other securities are long-term, strategic investments in companies that are in varied stages of development. The Company accounts for these investments under the cost or the equity method of accounting, as appropriate. The valuation of equity and other securities accounted for under the cost method considers all available financial information related to the investee, including valuations based on recent third-party equity investments in the investee. If an unrealized loss for any investment is considered to be other-than-temporary, the loss will be recognized in the consolidated statements of earnings in the period the determination is made. Equity securities accounted for under the equity method are initially recorded at the amount of the Company's investment and adjusted each period for the Company's share of the investee's income or loss and dividends paid. Equity securities accounted for under both the cost and equity methods are reviewed quarterly for changes in circumstance or the occurrence of events that suggest the Company's investment may not be recoverable. See Note 5 for discussion of the gains and losses recognized on equity and other securities.

Accounts Receivable   The Company grants credit to customers in the normal course of business, but generally does not require collateral or any other security to support its receivables. The Company maintains an allowance for doubtful accounts for potential credit losses. Uncollectible accounts are written off against the allowance when it is deemed that a customer account is uncollectible.

Inventories    Inventories are stated at the lower of cost or market, with cost determined on a first-in, first-out basis. Inventory balances are as follows:

(in millions)	April 29,	April 30,
	2011	2010
Finished goods	$1,067	$896
Work in process	263	269
Raw materials	365	316
Total	$1,695	$1,481

Property, Plant, and Equipment   Property, plant, and equipment is stated at cost. Additions and improvements that extend the lives of the assets are capitalized while expenditures for repairs and maintenance are expensed as incurred. Depreciation is provided using the straight-line method over the estimated useful lives of the various assets. Property, plant, and equipment balances and corresponding lives are as follows:

	April 29,	April 30,	Lives
(in millions)	2011	2010	(in years)
Land and land improvements	$137	$137	Up to 20
Buildings and leasehold improvements	1,489	1,427	Up to 40
Equipment	3,888	3,525	3-7
Construction in progress	303	269	—
Subtotal	5,817	5,358
Less: Accumulated depreciation	(3,306)	(2,937)
Property, plant, and equipment, net	$2,511	$2,421

Depreciation expense of $464 million, $454 million, and $418 million was recognized in fiscal years 2011, 2010, and 2009, respectively.

Goodwill   Goodwill is the excess of purchase price of an acquired business over the amounts assigned to assets acquired and liabilities assumed in a business combination. In accordance with U.S. GAAP, goodwill is not amortized. Goodwill is tested for impairment annually or whenever an event occurs or circumstances change that would indicate the carrying amount may be impaired. Impairment testing for goodwill is done at a reporting unit level. An impairment loss is recognized when the carrying amount of the reporting unit's net assets exceed the estimated fair value of the reporting unit. The estimated fair value is determined using a discounted future cash flow analysis. The Company completed its annual goodwill impairment test in the third quarter of fiscal years 2011, 2010, and 2009 and determined that no goodwill was impaired.

Intangible Assets   Intangible assets include patents, trademarks, purchased technology, and in-process research and development (IPR&D) (since April 25, 2009). Intangible assets with a definite life are amortized on a straight-line or accelerated basis, as appropriate, with estimated useful lives ranging from three to 20 years. Intangible assets are tested for impairment annually or whenever events or circumstances indicate that a carrying amount of an asset (asset group) may not be recoverable. Impairment is calculated as the excess of the asset's carrying value over its fair value. Fair value is generally determined using a discounted future cash flow analysis.

IPR&D   When the Company acquires another entity, the purchase price is allocated, as applicable, between IPR&D, other identifiable intangible assets, and net tangible assets, with the remainder recognized as goodwill. During fiscal year 2010, the Company adopted authoritative guidance related to business combinations. Under this guidance, IPR&D is capitalized. Prior to the adoption of this guidance, IPR&D was immediately expensed. The adoption of the authoritative guidance did not change the requirement to expense IPR&D immediately with respect to asset acquisitions. These IPR&D charges are included within acquisition-related items in the Company's consolidated statements of earnings. IPR&D has an indefinite life and is not amortized until completion and development of the project at which time the IPR&D becomes an amortizable asset. If the related project is not completed in a timely manner, the Company may have an impairment related to the IPR&D, calculated as the excess of the asset's carrying value over its fair value.

The Company's policy defines IPR&D as the value assigned to those projects for which the related products have not received regulatory approval and have no alternative future use. Determining the portion of the purchase price allocated to IPR&D requires the Company to make significant estimates. The amount of the purchase price allocated to IPR&D is determined by estimating the future cash flows of each project or technology and discounting the net cash flows back to their present values. The discount rate used is determined at the time of acquisition in accordance with accepted valuation methods. These methodologies include consideration of the risk of the project not achieving commercial feasibility.

At the time of acquisition, the Company expects all acquired IPR&D will reach technological feasibility, but there can be no assurance that the commercial viability of these products will actually be achieved. The nature of the efforts to develop the acquired technologies into commercially viable products consists principally of planning, designing, and conducting clinical trials necessary to obtain regulatory approvals. The risks associated with achieving commercialization include, but are not limited to, delay or failure to obtain regulatory approvals to conduct clinical trials, delay or failure to obtain required market clearances, and patent issuance, and validity and litigation, if any. If commercial viability were not achieved, the Company would likely look to other alternatives to provide these therapies.

Contingent Consideration During fiscal year 2010, as mentioned above, the Company adopted authoritative guidance related to business combinations. Under this guidance, the Company must recognize contingent purchase price consideration at fair value at the acquisition date. Prior to the adoption of this guidance, contingent consideration was not included on the balance sheet and was recorded as incurred. The acquisition date fair value is measured based on the consideration expected to be transferred (probability-weighted), discounted back to present value. The discount rate used is determined at the time of the acquisition in accordance with accepted valuation methods. The fair value of the contingent milestone consideration is remeasured at the estimated fair value at each reporting period with the change in fair value recognized as income or expense within acquisition-related items in the Company's consolidated statements of earnings. Therefore, any changes in the fair value will impact the Company's earnings in such reporting period thereby resulting in potential variability in the Company's earnings until contingencies are resolved.

Warranty Obligation   The Company offers a warranty on various products. The Company estimates the costs that may be incurred under its warranties and records a liability in the amount of such costs at the time the product is sold. Factors that affect the Company's warranty liability include the number of units sold, historical and anticipated rates of warranty claims, and cost per claim. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary. The amount of the reserve recorded is equal to the net costs to repair or otherwise satisfy the claim. The Company includes the covered costs associated with field actions, if any, in cost of products sold in the Company's consolidated statements of earnings. The Company includes the warranty obligation in other accrued expenses and other long-term liabilities on the Company's consolidated balance sheets.

Changes in the Company's product warranty obligations during the years ended April 29, 2011 and April 30, 2010 consisted of the following:

(in millions)
Balance as of April 24, 2009	$35
Warranty claims provision	50
Settlements made	(40)
Balance as of April 30, 2010	$45
Warranty claims provision	28
Settlements made	(29)
Balance as of April 29, 2011	$44

Self-Insurance   It is the Company's policy to self-insure the vast majority of its insurable risks including medical and dental costs, disability coverage, physical loss to property, business interruptions, workers' compensation, comprehensive general, director and officer, and product liability. Insurance coverage is obtained for those risks required to be insured by law or contract. A provision for losses under the self-insured program is recorded and revised quarterly. The Company uses claims data and historical experience, as applicable, to estimate liabilities associated with the exposures that the Company has self-insured. Based on historical loss trends, the Company believes that its self-insurance program accruals are adequate to cover future losses. Historical trends, however, may not be indicative of future losses. These losses could have a material adverse impact on the Company's consolidated financial statements.

Retirement Benefit Plan Assumptions   The Company sponsors various retirement benefit plans, including defined benefit pension plans (pension benefits), post-retirement medical plans (post-retirement benefits), defined contribution savings plans, and termination indemnity plans, covering substantially all U.S. employees and many employees outside the U.S. Pension benefit costs include assumptions for the discount rate, retirement age, compensation rate increases, and the expected return on plan assets. Post-retirement medical benefit costs include assumptions for the discount rate, retirement age, expected return on plan assets, and health care cost trend rate assumptions.

The Company evaluates the discount rate, retirement age, compensation rate increases, expected return on plan assets, and health care cost trend rates of its pension benefits and post-retirement benefits annually. In evaluating these assumptions, many factors are considered, including an evaluation of assumptions made by other companies, historical assumptions compared to actual results, current market conditions, asset allocations, and the views of leading financial advisors and economists. In evaluating the expected retirement age assumption, the Company considers the retirement ages of past employees eligible for pension and medical benefits together with expectations of future retirement ages. Refer to Note 14 for additional information regarding the Company's retirement benefit plans.

Revenue Recognition   The Company sells its products primarily through a direct sales force in the U.S. and a combination of direct sales representatives and independent distributors in international markets. The Company recognizes revenue when title to the goods and risk of loss transfers to customers, provided there are no material remaining performance obligations required of the Company or any matters requiring customer acceptance. In cases where the Company utilizes distributors or ships product directly to the end user, it recognizes revenue upon shipment provided all revenue recognition criteria have been met. A portion of the Company's revenue is generated from inventory maintained at hospitals or with field representatives. For these products, revenue is recognized at the time the product has been used or implanted. For multiple-element arrangements, the Company allocates revenue from the arrangement to the elements based on the relative fair value of each element, which is based on reliable and objective evidence. The fair value is generally based on the relative sales price of each element when sold separately. The Company records estimated sales returns, discounts, and rebates as a reduction of net sales in the same period revenue is recognized.

Research and Development   Research and development costs are expensed when incurred. Research and development costs include costs of all basic research activities as well as other research, engineering, and technical effort required to develop a new product or service or make significant improvement to an existing product or manufacturing process. Research and development costs also include pre-approval regulatory and clinical trial expenses.

Other Expense, Net   Other expense, net includes intellectual property amortization expense, royalty income and expense, realized equity security gains and losses, realized foreign currency transaction and derivative gains and losses, impairment charges on equity securities, and the Puerto Rico excise tax.

Stock-Based Compensation The Company's compensation programs include share-based payments. All awards under share-based payment programs are accounted for at fair value and these fair values are generally amortized on a straight-line basis over the vesting terms into cost of products sold, research and development expense, and selling, general, and administrative expense in the consolidated statements of earnings, as appropriate. Refer to Note 12 for additional information.

Foreign Currency Translation   Assets and liabilities of non-U.S. functional currency entities are translated to U.S. dollars at period-end exchange rates, and the resulting gains and losses arising from the translation of those net assets are recorded as a cumulative translation adjustment, a component of accumulated other comprehensive loss on the consolidated balance sheets. Elements of the consolidated statements of earnings are translated at average currency exchange rates in effect during the period and foreign currency transaction gains and losses are included in other expense, net in the consolidated statements of earnings.

Comprehensive Income and Accumulated Other Comprehensive Loss   In addition to net earnings, comprehensive income includes changes in currency exchange rate translation adjustments, unrealized gains and losses on currency exchange rate derivative contracts qualifying and designated as cash flow hedges, net changes in retirement obligation funded status, and unrealized gains and losses on available-for-sale marketable securities. Comprehensive income in fiscal years 2011, 2010, and 2009 was $3.179 billion, $2.997 billion, and $2.153 billion, respectively.

Presented below is a summary of activity for each component of accumulated other comprehensive loss for fiscal years 2011, 2010, and 2009:

(in millions)	Unrealized Gain/(Loss) on Investments	Cumulative Translation Adjustments	Net Change in Retirement Obligations	Unrealized Gain/(Loss) on Foreign Currency Exchange Rate Derivatives	Accumulated Other Comprehensive Loss
Balance as of April 25, 2008	$(41)	$209	$(189)	$(266)	$(286)
Other comprehensive (loss)/income	(54)	(147)	(210)	494	83
Adjustment for change in plan measurement date pursuant to the new authoritative guidance for accounting for defined benefit pension and other post-retirement plans	-	-	1	-	1
Balance as of April 24, 2009	$(95)	$62	$(398)	$228	$(202)
Other comprehensive (loss)/income	68	181	(214)	(137)	(102)
Reclassification of other-than-temporary losses on marketable securities included in net earnings	(3)	-	-	-	(3)
Balance as of April 30, 2010	$(30)	$243	$(612)	$91	$(307)
Other comprehensive (loss)/income	226	200	5	(348)	83
Balance as of April 29, 2011	$196	$443	$(607)	$(257)	$(224)

Translation adjustments are not adjusted for income taxes as substantially all translation adjustments relate to permanent investments in non-U.S. subsidiaries. The tax expense/(benefit) on the unrealized gain/(loss) on foreign exchange derivatives in fiscal years 2011, 2010, and 2009 was $(183) million, $(75) million, and $320 million, respectively. The tax expense/(benefit) related to the net change in retirement obligations was $3 million, $(112) million, and $(109) million in fiscal years 2011, 2010, and 2009, respectively. The Company adopted measurement date authoritative guidance for defined benefit plans in the fourth quarter of fiscal year 2009, which resulted in a one-time adjustment to retained earnings and accumulated other comprehensive loss in that period. The tax expense on the adjustment to other comprehensive loss for the change in measurement date was less than $1 million. The tax expense/(benefit) on the unrealized gain/(loss) on investments in fiscal years 2011, 2010, and 2009 was $130 million, $35 million, and $(33) million, respectively. During fiscal year 2011, the Company received shares in the form of a dividend related to a previous cost method investment, and in accordance with authoritative guidance, the Company recorded these shares as an investment and correspondingly recorded an unrealized gain.

Derivatives   U.S. GAAP requires companies to recognize all derivatives as assets and liabilities on the balance sheet and to measure the instruments at fair value through earnings unless the derivative qualifies as a hedge. If the derivative is a hedge, depending on the nature of the hedge and hedge effectiveness, changes in the fair value of the derivative will either be recorded currently through earnings or recognized in accumulated other comprehensive loss on the consolidated balance sheets until the hedged item is recognized in earnings upon settlement/termination. The changes in the fair value of the derivative are intended to offset the change in fair value of the hedged asset, liability, or probable commitment. The Company evaluates hedge effectiveness at inception and on an ongoing basis. If a derivative is no longer expected to be highly effective, hedge accounting is discontinued. Hedge ineffectiveness, if any, is recorded in earnings.

The Company uses operational and economic hedges, as well as currency exchange rate derivative instruments, to manage the impact of currency exchange rate changes on earnings and cash flows. In order to minimize earnings and cash flow volatility resulting from currency exchange rate changes, the Company enters into derivative instruments, principally forward currency exchange rate contracts. These contracts are designed to hedge anticipated foreign currency transactions and changes in the value of specific assets, liabilities, and probable commitments. At inception of the contract, the derivative is designated as either a freestanding derivative or a cash flow hedge. The primary currencies of the derivative instruments are the Euro and the Japanese Yen. The Company does not enter into currency exchange rate derivative instruments for speculative purposes. All derivative instruments are recorded at fair value on the consolidated balance sheets, as a component of prepaid expenses and other current assets, other assets, other accrued expenses, or other long-term liabilities depending upon the gain or loss position of the contract and contract maturity date.

Forward currency exchange rate contracts designated as cash flow hedges are designed to hedge the variability of cash flows associated with forecasted transactions denominated in a foreign currency that will take place in the future. Changes in value of derivatives designated as cash flow hedges are recorded in accumulated other comprehensive loss on the consolidated balance sheets until earnings are affected by the variability of the underlying cash flows. At that time, the applicable amount of gain or loss from the derivative instrument that is deferred in shareholders' equity is reclassified to earnings and is included in other expense, net or cost of products sold in the consolidated statements of earnings, depending on the underlying transaction that is being hedged.

The Company uses forward currency exchange rate contracts to offset its exposure to the change in value of specific foreign currency denominated assets and liabilities. These forward currency exchange rate contracts are not designated as hedges, and therefore, changes in the value of these freestanding derivatives are recognized currently in earnings, thereby offsetting the current earnings effect of the related change in U.S. dollar value of foreign currency denominated assets and liabilities.

The Company uses interest rate derivative instruments to manage its exposure to interest rate movements by converting fixed-rate debt into floating-rate debt. The objective of the instruments is to more effectively manage the Company's borrowing costs and interest rate risk. These derivative instruments are designated as fair value hedges under U.S. GAAP. Changes in the fair value of the derivative instrument are recorded in interest expense, net, and are offset by changes in the fair value on the underlying debt instrument. Interest expense, net includes interest payments made or received under interest rate derivative instruments.

In addition, the Company has collateral credit agreements with its primary derivative counterparties. Under these agreements, either party is required to post eligible collateral when the market value of transactions covered by the agreement exceeds specific thresholds, thus limiting credit exposure for both parties.

Earnings Per Share   Basic earnings per share is computed based on the weighted average number of common shares outstanding. Diluted earnings per share is computed based on the weighted average number of common shares outstanding increased by the number of additional shares that would have been outstanding had the potentially dilutive common shares been issued and reduced by the number of shares the Company could have repurchased with proceeds from issuance of the potentially dilutive shares. Potentially dilutive shares of common stock include stock options and other stock-based awards granted under stock-based compensation plans and shares committed to be purchased under the employee stock purchase plan.

The table below sets forth the computation of basic and diluted earnings per share:

	Fiscal Year
(in millions, except per share data)	2011	2010	2009
Numerator:
Net earnings	$3,096	$3,099	$2,070
Denominator:
Basic – weighted average shares outstanding	1,077.4	1,106.3	1,121.9
Effect of dilutive securities:
Employee stock options	0.6	0.9	2.4
Employee restricted stock units	3.4	1.9	1.2
Other	0.3	0.3	0.8
Diluted – weighted average shares outstanding	1,081.7	1,109.4	1,126.3

Basic earnings per share	$2.87	$2.80	$1.85
Diluted earnings per share	$2.86	$2.79	$1.84

The calculation of weighted average diluted shares outstanding excludes options for approximately 59 million, 65 million, and 62 million shares of common stock in fiscal years 2011, 2010, and 2009, respectively, as the exercise price of those options was greater than the average market price, resulting in an anti-dilutive effect on diluted earnings per share. For fiscal years 2011, 2010, and 2009, common share equivalents related to the Company's $2.200 billion of Senior Convertible Notes were anti-dilutive as the market price of the Company's stock was below the conversion price of the Senior Convertible Notes and, therefore, were excluded from the calculation of weighted average diluted shares.

New Accounting Standards

In October 2009, the Financial Accounting Standards Board (FASB) updated the revenue recognition accounting guidance relating to the accounting for revenue arrangements that involve more than one deliverable or unit of accounting. The updated guidance requires companies to allocate arrangement considerations in multiple deliverable arrangements in a manner that better reflects the economics of the transaction by revising certain thresholds for separation, and providing criteria for allocation of revenue among deliverables. The updated guidance is effective for the Company beginning in the first quarter of fiscal year 2012. The Company is electing to adopt the provisions prospectively to new or materially modified arrangements beginning on the effective date. The Company has evaluated the adoption of this guidance and it is not expected to have a material impact on the Company's consolidated financial statements.

In January 2010, the FASB updated the disclosure requirements for fair value measurements. The updated guidance requires companies to disclose separately the investments that transfer in and out of Levels 1 and 2 and the reasons for those transfers. Additionally, in the reconciliation for fair value measurements using significant unobservable inputs (Level 3), companies should present separately information about purchases, sales, issuances, and settlements. The updated guidance was effective for the Company beginning in the fourth quarter of fiscal year 2010, except for the disclosures about purchases, sales, issuances, and settlements in the Level 3 reconciliation, which are effective for the Company beginning in the first quarter of fiscal year 2012. As this guidance only requires additional disclosures, the adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements. Refer to Note 6 for additional information on Levels 1, 2, and 3.

In December 2010, the FASB updated the accounting guidance relating to the annual goodwill impairment test. The updated guidance requires companies to perform the second step of the impairment test to measure the amount of impairment loss, if any, when it is more likely than not that goodwill impairment exists when the carrying amount of a reporting unit is zero or negative. In considering whether it is more likely than not that goodwill impairment exists, an entity shall evaluate whether there are adverse qualitative factors. The updated guidance is effective for the Company beginning in the first quarter of fiscal year 2012. The adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

In May 2011, the FASB updated the accounting guidance related to fair value measurements. The updated guidance results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (IFRS). The updated guidance is effective for the Company beginning in the third quarter of fiscal year 2012. The Company is currently evaluating the impact of adoption of this accounting guidance on its consolidated financial statements.

In June 2011, the FASB updated the disclosure requirements for comprehensive income. The updated guidance requires companies to disclose the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not affect how earnings per share is calculated or presented. The updated guidance is effective for the Company beginning in the fourth quarter of fiscal year 2012. The Company is currently evaluating the impact of adoption of this accounting guidance on its consolidated financial statements.